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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 20, 2003



                            ATLANTIC BANCGROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


        Florida                         001-15061               59-3543956
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(State or other jurisdiction    Commission File Number        (I.R.S. Employer
     Of incorporation)                                       Identification No.)




                             1315 South Third Street
                        Jacksonville Beach, Florida 32250
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                    (address of principal executive offices)
                  Registrant's telephone number: (904) 247-9494


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ITEM 5.   Other Events

     On May 20, 2003, Atlantic BancGroup, Inc. issued a press release announcing a 20% dividend on its common stock, payable on June 16, 2003, to shareholders of record on May 30, 2003. The press release is attached as Exhibit 99.1.

Date:   May 31, 2003

                                       Atlantic BancGroup, Inc.
                                       -----------------------------------------
                                       (Registrant)


                                       By: /s/ Barry W. Chandler
                                          --------------------------------------
                                           Barry W. Chandler
                                           President and Chief Executive Officer
                                           (904) 247-9494









                                INDEX TO EXHIBITS

Exhibit
  No.             Description
-------           -----------
  99.1            Press Release